MERRILL LYNCH
EUROFUND



FUND LOGO



Annual Report

October 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.








Merrill Lynch
EuroFund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH EUROFUND


PORTFOLIO INFORMATION

Pie graph depicting Portfolio Information
As a Percentage of Stocks at Value As of
October 31, 1999

Ireland                    0.9%
Spain                      1.2%
Sweden                     5.9%
Finland                    3.5%
France                    14.9%
Germany                   26.5%
Italy                      8.8%
Netherlands                8.0%
Switzerland                4.1%
Emerging Europe*           1.4%
Norway                     0.6%
United Kingdom            24.2%

[FN]
*Countries include Hungary,
 Poland and Turkey.


EUROPEAN STOCK MARKET PERFORMANCE


Bar graph depicting European Stock Market Performance in terms of Total Return for the Three-Month Period
Ended October 31, 1999 In US dollars*

Ireland                  -10.00
Norway                   - 1.1%
Italy                    + 0.6%
United Kingdom           + 1.0%
Switzerland              + 1.8%
Spain                    + 2.2%
Netherlands              + 2.4%
Denmark                  + 3.7%
Germany                  + 5.4%
France                   + 7.4%
Sweden                   +10.5%
Finland                  +23.2%


Source: Financial Times/Standard & Poor's--
Actuaries Index.

[FN]
*For the three-month period ended October 31, 1999, total investment return for the Financial Times/Standard & Poor's--Actuaries Europe Index was +3.44%.




Merrill Lynch EuroFund
October 31, 1999


DEAR SHAREHOLDER


During the quarter ended October 31, 1999, the unmanaged Financial Times/Standard & Poor's--Actuaries Europe Index had a total return of +3.44%, while the total return of the unmanaged Morgan Stanley Capital International (MSCI) Europe Index was +3.93%. For the same period, Merrill Lynch EuroFund's Class A, Class B, Class C and Class D Shares had total returns of +0.17%, -0.07%, -0.07% and +0.12%, respectively. The Fund underperformed the Lipper Analytical Service Inc.'s European Region Funds Average, which had a +3.11% total return for the three months ended October 31, 1999. The Fund's performance suffered from a high cash position and a return to favor of highly valued growth stocks. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders.)


Investment Environment
A continued strong two-way pull was once again evident in US and European equity markets over the last three months. The markets initially rallied, then pulled back and then experienced a very powerful rally at the close of the October quarter. This rally was brought about by evidence of a slowdown in the pace of US economic growth, muted inflationary pressures and a rally in the bond market.

Although the markets ended the October quarter on a strong note, the balance between positive and negative factors continued to swing toward the negative. The principal positive factors are a continued wave of merger and acquisition activity and rapid earnings growth. However, the level of merger and acquisition activity is unlikely to be sustainable and is of increasingly dubious merit. As far as earnings are concerned, we believe that expectations are unlikely to rise much higher. Current expectations are so high that a number of high profile disappointments have been registered. On the negative side, accelerating economic growth is having an increasingly negative impact on inflation, interest rates and bond yields. Additionally, the US trade and current account deficits remain of significant concern, as does the US dollar/yen exchange rate.


Economic Outlook
While the pace of US economic growth may be slowing modestly, growth continues to accelerate in the rest of the world. In the United Kingdom, the labor market is now very tight and the property market is overheating. On the European continent, export growth is picking up rapidly. In both areas monetary policy tightening has commenced and will probably continue into 2000. Inventory building on a global basis is likely to be a key growth driver in the remainder of the fourth quarter.


Current Valuations
Rather than improving the relative valuation of equities, the recent bond market rally served to push equities higher. In both the United States and Europe, equity valuations are at unprecedented levels in absolute terms and relative to bonds. US equities are significantly more expensive relative to bonds than they were prior to the 1987 crash and the summer 1998 correction. Overall market valuation levels conceal the fact that the bulk of the overvaluation is concentrated in a few major sectors such as technology and telecommunications. Historically, such narrowness of stock market leadership normally precedes a market downturn.


Investment Strategy
Early in the October quarter when markets were depressed, some cash was redeployed in the markets. However, we were very selective in our purchases, which we limited to those stocks that had suffered unduly in the correction and offered attractive value. As of October 31, 1999, the Fund had 16.7% of net assets in cash and 4.2% in short futures. This gave the Fund an effective cash position of 20.8% of net assets, down from approximately 35% at the close of the July quarter. If the markets continue to rally, we may increase the Fund's position in cash and cash equivalents. We currently believe the risk/reward ratio is very unattractive.


Fiscal Year in Review
For the fiscal year ended October 31, 1999, Merrill Lynch EuroFund's Class A, Class B, Class C and Class D Shares had total returns of +23.25%, +21.96%, +21.97% and +22.89%, respectively, while the total return of the unmanaged Financial Times/Standard & Poor's-- Actuaries Europe Index was +13.80% and the total return for the unmanaged MSCI Europe Index was +12.52%. The Fund also outperformed Lipper Analytical Services Inc.'s European Region Funds Average return of +12.52%. (See the table on page 3 for additional comparative information.)


Merrill Lynch EuroFund
October 31, 1999


The main reason the Fund outperformed its benchmark and peer group so significantly during the fiscal year was our adherence to the value style, which worked well as a result of a rapid recovery in growth and earnings expectations. Value stocks have partially closed the huge valuation gap relative to growth stocks that was apparent at the start of the year, but still remain undervalued, in our opinion. On the other hand, many growth stocks were trading at valuations that are difficult to rationalize, in our view.

During the year, the Fund's geographic asset allocation was almost uniformly positive. Overweighting Finland and Sweden and underweighting Spain, Italy and Switzerland was beneficial to the Fund. The only negative was the Fund's overweighting of Germany, which underperformed in spite of its economic sensitivity. Our choice of euros rather than pounds sterling as the currency for the Fund's cash holdings was just modestly negative.

At a sector level, results were mixed during the fiscal year. Our heavy exposure to basic resources and limited exposure to financials, pharmaceuticals, food and utilities worked well, but limited exposure to technology, telecommunications and energy issues detracted from Fund performance.


In Conclusion
The fiscal year ended October 31, 1999 was good for the Fund in terms of its performance relative to the benchmark and competitors and in providing a high absolute return to shareholders. However, we believe that such high levels of return are not sustainable and that risks are not adequately reflected in current prices. We retain a cautious stance in an effort to enable the Fund to continue to perform relatively well should the markets correct once more.

We thank you for your investment in Merrill Lynch EuroFund, and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
Executive Vice President and Trustee



(Adrian C. Holmes)
Adrian C. Holmes
Senior Vice President and Portfolio Manager



December 8, 1999



To reduce shareholder expenses, Merrill Lynch EuroFund will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.



Lipper Rankings as of 10/31/99*

                          Merrill Lynch EuroFund    All Lipper
                           Class A      Class B      European
                           Ranking      Ranking     Region Funds

10-Year Period                1            2         out of 8
5-Year Period                 5           12         out of 36
1-Year Period                12           15         out of 125

[FN]
*Rankings are according to Lipper Analytical Services, Inc. Lipper rankings pertain to the Fund's total return performance and do not take sales charges into consideration. Lipper European Region Funds investment objective category consists of all funds tracked by Lipper that concentrate investments in equity securities whose primary trading markets or operations are in the European region or a single country within this region.

 Rankings are only for the share classes cited; rankings for other share classes may vary. Past performance is no guarantee of future results.


Merrill Lynch EuroFund
October 31, 1999


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/99                        +35.03%        +27.94%
Five Years Ended 9/30/99                  +19.21         +17.93
Ten Years Ended 9/30/99                   +14.08         +13.47

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/99                        +33.68%        +29.68%
Five Years Ended 9/30/99                  +17.99         +17.99
Ten Years Ended 9/30/99                   +12.92         +12.92

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/99                        +33.70%        +32.70%
Inception (10/21/94)
through 9/30/99                           +17.65         +17.65

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/99                        +34.72%        +27.65%
Inception (10/21/94)
through 9/30/99                           +18.60         +17.31

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch EuroFund
October 31, 1999


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A & Class B Shares compared to growth of an investment in the Morgan Stanley Capital International
Europe Index. Beginning and ending values are:

                                  10/89        10/99

ML EuroFund++--
Class A Shares*                  $ 9,475      $38,485

ML EuroFund++--
Class B Shares*                  $10,000      $36,633

Morgan Stanley Capital
International Europe Index++++   $10,000      $38,433



A line graph depicting the growth of an investment in the Fund's Class C & Class D Shares compared to growth of an investment in the Morgan Stanley Capital International
Europe Index. Beginning and ending values are:

                                  10/89        10/99

ML EuroFund++--
Class C Shares*                  $10,000      $22,469

ML EuroFund++--
Class D Shares*                  $ 9,475      $22,157

Morgan Stanley Capital
International Europe Index++++   $10,000      $23,198


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML EuroFund invests primarily in equities of corporations domiciled in European countries. Under normal market conditions, at least 80% of the Fund's net assets will be invested in European corporate securities, primarily common stocks and debt and preferred securities convertible into common stock.
++++This unmanaged capitalization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in developed European countries. The starting date for the Index in the Class C & Class D Shares graph is from 10/31/94.

    Past performance is not predictive of future performance.



Merrill Lynch EuroFund
October 31, 1999


PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                                                      Ten Years/
                                                      3 Month          12 Month    Since Inception
As of October 31, 1999                              Total Return     Total Return    Total Return
ML EuroFund Class A Shares                              +0.17%          +23.25%        +306.21%
ML EuroFund Class B Shares                              -0.07           +21.96         +266.32
ML EuroFund Class C Shares                              -0.07           +21.97         +124.69
ML EuroFund Class D Shares                              +0.12           +22.89         +133.84

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.



OFFICERS AND TRUSTEES


Donald Cecil, Trustee
Edward H. Meyer, Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Edward D. Zinbarg, Trustee
Terry K. Glenn, Executive Vice President and Trustee
Robert C. Doll, Senior Vice President
Adrian C. Holmes, Senior Vice President
  and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Robert E. Putney, III, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch EuroFund
October 31, 1999

SCHEDULE OF INVESTMENTS                                                                                (in US dollars)
                             Shares                                                             Value           Percent of
Industries                    Held              Investments                                   (Note 1a)         Net Assets
Finland

Metals & Mining             990,307       Outokumpu Oyj                                    $   11,319,732             0.7%

Paper & Forest            2,266,341       Metsa-Serla Oyj 'B'                                  20,500,564             1.2
Products                    511,300       Stora Enso Oyj 'R'                                    6,714,647             0.4
                            344,023       UPM-Kymmene Oyj                                      10,842,917             0.6
                                                                                           --------------           ------
                                                                                               38,058,128             2.2

                                          Total Investments in Finland (Cost--$45,307,435)     49,377,860             2.9

France

Automobiles &                85,068       PSA Peugeot Citroen                                  16,310,470             1.0
Equipment

Banking                     464,680       Banque Nationale de Paris (BNP)                      40,764,100             2.4
                             91,572       Banque Nationale de Paris (BNP)(Warrants)(b)            540,675             0.0
                             91,830       Societe Generale 'A'                                 19,970,656             1.2
                                                                                           --------------           ------
                                                                                               61,275,431             3.6

Building &                   85,241       Compagnie de Saint Gobain                            14,776,442             0.9
Construction

Holding Company              73,646       Societe Eurafrance SA                                44,411,808             2.6

Machinery                   137,845       Compagnie Fives-Lille                                12,599,336             0.7

Mining                    1,515,312       Usinor SA                                            21,030,146             1.2

Oil & Related               319,187       Total Fina SA 'B'                                    43,090,993             2.5

                                          Total Investments in France (Cost--$143,922,731)    213,494,626            12.5

Germany

Automobiles                 254,391       Volkswagen AG                                        15,020,191             0.9
Banking                     148,248       Commerzbank AG                                        5,645,914             0.3
                            402,015       Deutsche Bank AG (Registered)                        28,804,745             1.7
                            176,601       Dresdner Bank AG (Registered)                         9,044,929             0.5
                            653,210       HypoVereinsbank AG                                   42,822,775             2.5
                                                                                           --------------           ------
                                                                                               86,318,363             5.0

Chemicals                   253,318       BASF AG                                              11,377,309             0.7
                            505,917       Bayer AG                                             20,675,988             1.2
                             82,508     ++Celanese AG                                           1,304,571             0.1
                             77,016       Henkel KGaA                                           4,547,311             0.3
                            290,660       Henkel KGaA (Preferred)                              19,696,197             1.1
                            825,076       Hoechst AG                                           36,276,620             2.1
                                                                                           --------------           ------
                                                                                               93,877,996             5.5

Construction                 33,402     ++Philipp Holzmann AG                                   4,842,716             0.3

Electrical Equipment        152,265       Siemens AG                                           13,653,406             0.8

Engineering                 321,783     ++Kloeckner-Werke AG                                   26,555,023             1.5

Insurance                   149,660       Muenchener Rueckversicherungs-Gesellschaft
                                          AG (Registered Shares)                               34,276,750             2.0

Machinery & Equipment       133,568       Jungheinrich AG (Preferred)                           1,662,870             0.1



Merrill Lynch EuroFund
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                    (in US dollars)
                             Shares                                                             Value           Percent of
Industries                    Held              Investments                                   (Note 1a)         Net Assets
Germany (concluded)

Medical Equipment            43,086       Fresenius AG (Preferred)                         $    7,038,887             0.4%

Mining                    1,200,095     ++Thyssen Krupp AG                                     28,381,054             1.7

Utilities                   832,434       RWE AG                                               33,495,463             2.0
                            607,305       Veba AG                                              32,794,980             1.9
                                                                                               66,290,443             3.9

                                          Total Investments in Germany (Cost--$364,180,597)   377,917,699            22.1

Hungary

Banking                     168,537       OTP Bank Rt. (GDR)(a)                                 7,457,762             0.4

Oil & Gas Producers         406,729     ++MOL Magyar Olaj-es Gazipari Rt. (GDR)(a)              7,971,888             0.5

                                          Total Investments in Hungary (Cost--$19,450,378)     15,429,650             0.9

Ireland

Banking                   1,331,922       Bank of Ireland                                      10,382,934             0.6

Food                        693,901       Greencore Group PLC                                   2,004,830             0.1

                                          Total Investments in Ireland (Cost--$13,662,229)     12,387,764             0.7

Italy

Diversified Holdings     21,901,802       MontEdison SpA                                       39,002,006             2.3

Oil & Gas Producers       4,530,959       ENI SpA                                              26,466,854             1.5

Telecommunications       12,245,239       Telecom Italia SpA (Registered)                      60,078,841             3.5

                                          Total Investments in Italy (Cost--$123,588,466)     125,547,701             7.3

Netherlands

Chemicals                   492,919       Akzo Nobel NV                                        21,201,217             1.2
                            285,370     ++European Vinyls Corporation International NV          2,548,383             0.2
                                                                                           --------------           ------
                                                                                               23,749,600             1.4

Diversified Holdings        327,079       Internatio-Muller NV                                  6,150,963             0.4

Food                        113,452       Koninklijke Ahold NV                                  3,480,426             0.2

Insurance                   463,869       ING Groep NV                                         27,330,070             1.6

Mining                      174,270       Ispat International NV                                1,821,726             0.1
                          1,161,001       Ispat International NV (NY Registered Shares)        12,045,385             0.7
                                                                                           --------------           ------
                                                                                               13,867,111             0.8

Paper & Forest            2,108,845       Buhrmann NV                                          36,312,906             2.1
Products

Transport Services          117,568       Koninklijke Pakhoed NV                                3,279,375             0.2

                                          Total Investments in the Netherlands
                                          (Cost--$132,013,995)                                114,170,451             6.7



Merrill Lynch EuroFund
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                    (in US dollars)
                             Shares                                                             Value           Percent of
Industries                    Held              Investments                                   (Note 1a)         Net Assets
Norway

Services                  1,006,619       Merkantildata ASA                                $    8,526,540             0.5%

                                          Total Investments in Norway (Cost--$6,172,754)        8,526,540             0.5

Poland

Banking & Financial          32,410       Bank Handlowy w Warszawie (GDR)(a)                      448,879             0.0
Electrical Equipment        597,678     ++Bydgoska Fabryka Kabli SA                               801,158             0.1
                             61,405     ++Elektrim Spolka Akcyjna SA                              531,740             0.0
                                                                                           --------------           ------
                                                                                                1,332,898             0.1

                                          Total Investments in Poland (Cost--$1,750,454)        1,781,777             0.1

Spain

Telecommunications          569,124     ++Telefonica, SA                                        9,351,495             0.5

Utilities--Electric         422,858       Endesa, SA                                            8,454,165             0.5

                                          Total Investments in Spain (Cost--$16,672,672)       17,805,660             1.0

Sweden

Appliances                1,467,160       Electrolux AB 'B'                                    29,197,214             1.7

Automobiles &               549,126       Volvo AB 'B'                                         14,159,601             0.8
Equipment

Banking                   1,567,731       Nordbanken Holding AB                                 9,131,305             0.5
                            858,705       Skandinaviska Enskilda Banken (SEB) 'A'               8,804,826             0.5
                                                                                           --------------           ------
                                                                                               17,936,131             1.0

Engineering                 189,250       Svedala Industri AB                                   3,329,845             0.2

Mining                      924,002     ++Avesta Sheffield AB                                   4,361,568             0.3

Paper & Forest              510,201       Mo och Domsjo AB (MoDo) 'B'                          14,982,240             0.9
Products

                                          Total Investments in Sweden (Cost--$75,513,773)      83,966,599             4.9

Switzerland

Banking                      27,803       Banque Cantonale de Geneve (BCG)                      5,395,102             0.3
                             58,673       UBS AG (Registered Shares)                           17,058,788             1.0
                                                                                           --------------           ------
                                                                                               22,453,890             1.3

Healthcare                   24,153       Novartis AG (Registered Shares)                      36,101,246             2.1

                                          Total Investments in Switzerland (Cost--$58,543,350) 58,555,136             3.4



Merrill Lynch EuroFund
October 31, 1999

SCHEDULE OF INVESTMENTS (continued)                                                                    (in US dollars)
                             Shares                                                             Value           Percent of
Industries                    Held              Investments                                   (Note 1a)         Net Assets
Turkey

Banking                  20,705,000       Akbank T.A.S.                                    $      323,031             0.0%
                         66,256,000       Turkiye Is Bankasi (Isbank) 'C'                       1,309,353             0.1
                         84,013,725       Yapi ve Kredi Bankasi AS                              1,223,365             0.1

                                          Total Investments in Turkey (Cost--$2,104,952)        2,855,749             0.2

United Kingdom

Banking                   1,121,649       Alliance & Leicester PLC                             16,350,735             0.9
                            432,584       Barclays PLC                                         13,229,720             0.8
                          1,623,284       Lloyds TSB Group PLC                                 22,424,149             1.3
                          1,244,164       Northern Rock PLC                                     8,404,557             0.5
                                                                                           --------------           ------
                                                                                               60,409,161             3.5

Building &                  891,827       Jarvis PLC                                            3,810,120             0.2
Construction

Building Materials        2,321,268       Blue Circle Industries PLC                           10,764,927             0.6

Engineering               3,378,255       Invensys PLC                                         16,581,773             1.0

Food & Drink              2,036,419     ++Allied Domecq PLC                                    11,433,010             0.7
                          1,780,299       Bass PLC                                             19,537,172             1.1
                                                                                           --------------           ------
                                                                                               30,970,182             1.8

Foods/Food                1,452,802       Unilever PLC                                         13,462,872             0.8
Processing

Insurance                 1,065,477       Allied Zurich PLC                                    12,855,790             0.7
                          1,367,337       CGU PLC                                              19,898,560             1.2
                          3,976,507       Royal & Sun Alliance Insurance Group PLC             27,025,232             1.6
                                                                                           --------------           ------
                                                                                               59,779,582             3.5

Oil & Related               649,357       Expro International Group PLC                         3,746,935             0.2
                          3,829,034       Shell Transport & Trading Company                    29,322,987             1.7
                                                                                           --------------           ------
                                                                                               33,069,922             1.9

Pharmaceuticals             790,545       Glaxo Wellcome PLC                                   23,307,746             1.4

Restaurants & Food          889,658       Whitbread PLC                                         9,712,076             0.6
Service

Retail                    1,287,367       J Sainsbury PLC                                       7,718,980             0.4
                          2,610,700       Safeway PLC                                           8,185,735             0.5
                          1,610,011       Tesco PLC                                             4,783,819             0.3
                                                                                           --------------           ------
                                                                                               20,688,534             1.2

Retail--Stores              813,218       Marks & Spencer PLC                                   3,737,940             0.2
Services                  2,146,697       Reed International PLC                               12,510,263             0.7
                          2,509,721       Rentokil Initial PLC                                  8,353,215             0.5
                                                                                           --------------           ------
                                                                                               20,863,478             1.2



Merrill Lynch EuroFund
October 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                                                                    (in US dollars)
                             Shares                                                             Value           Percent of
Industries                    Held              Investments                                   (Note 1a)         Net Assets
United Kingdom (concluded)

Telecommunications        2,293,776       Cable & Wireless PLC                             $   26,772,440             1.6%

Utilities--Electric,        399,277       PowerGen PLC                                          3,496,842             0.2
Gas, & Water                621,507       Severn Trent PLC                                      8,912,023             0.5
                                                                                           --------------           ------
                                                                                               12,408,865             0.7

                                          Total Investments in the United Kingdom
                                          (Cost--$367,238,248)                                346,339,618            20.2

                           Face
                          Amount                    Short-Term Securities

Repurchase            US$ 8,890,000       Warburg Dillon Read LLC, purchased on 10/29/1999
Agreements*                               to yield 5.20% to 11/01/1999                          8,890,000             0.5

                                          Total Investments in Short-Term Securities
                                          (Cost--$8,890,000)                                    8,890,000             0.5

Total Investments (Cost--$1,379,012,034)                                                    1,437,046,830            83.9

Variation Margin on Financial Futures Contracts**                                              (2,989,403)           (0.2)

Foreign Time Deposits***                                                                      278,898,166            16.3

Other Assets Less Liabilities                                                                     842,383             0.0
                                                                                           --------------           ------
Net Assets                                                                                 $1,713,797,976           100.0%
                                                                                           ==============           ======

 ++Non-income producing security.
(a)Global Depositary Receipts (GDR).
(b)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
  *Repurchase Agreements are fully collateralized by US Government &
   Agency Obligations.
 **Financial futures contracts sold as of October 31, 1999 were as follows:

   Number of                      Expiration          Value
   Contracts   Issue     Exchange     Date        (Notes 1a &1c)

   1,402       CAC 40      CAC    November 1999    $ 71,982,636
                                                   ------------
   Total Financial Futures Contracts Sold
   (Total Contract Price--$69,301,883)             $ 71,982,636
                                                   ============

***Foreign time deposits bear interest at 2.52 and 2.53% and mature on 11/01/1999.

See Notes to Financial Statements.



PORTFOLIO INFORMATION


As of October 31, 1999
                                        Percent of
Ten Largest Equity Holdings             Net Assets

Telecom Italia SpA (Registered)            3.5%
Societe Eurafrance SA                      2.6
HypoVereinsbank AG                         2.5
Banque Nationale de Paris (BNP)            2.4
MontEdison SpA                             2.3
Buhrmann NV                                2.1
Hoechst AG                                 2.1
Novartis AG (Registered Shares)            2.1
Muenchener Rueckversicherungs-
  Gesellschaft AG (Registered Shares)      2.0
RWE AG                                     2.0


                                        Percent of
Ten Largest Industries                  Net Assets

Banking                                   15.6%
Insurance                                  7.1
Chemicals                                  6.9
Telecommunications                         5.6
Paper & Forest Products                    5.2
Oil & Related                              4.4
Mining                                     4.0
Utilities                                  3.9
Engineering                                2.7
Diversified Holdings                       2.7



Merrill Lynch EuroFund
October 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of October 31, 1999
Assets:             Investments, at value (identified cost--$1,379,012,034)
                    (Note 1a)                                                                             $1,437,046,830
                    Cash                                                                                           3,371
                    Foreign cash (Note 1b)                                                                    29,437,077
                    Foreign time deposits (Note 1b)                                                          278,898,166
                    Receivables:
                      Securities sold                                                  $    8,714,467
                      Dividends                                                             4,277,562
                      Beneficial interest sold                                              2,227,860
                      Options written                                                       1,209,220
                      Interest                                                                 20,860         16,449,969
                                                                                       --------------
                    Prepaid registration fees and other assets (Note 1f)                                          45,134
                                                                                                          --------------
                    Total assets                                                                           1,761,880,547
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                 39,581,596
                      Variation margin (Note 1c)                                            2,989,403
                      Beneficial interest redeemed                                          2,509,437
                      Investment adviser (Note 2)                                           1,233,771
                      Distributor (Note 2)                                                    696,059         47,010,266
                                                                                       --------------
                    Accrued expenses and other liabilities                                                     1,072,305
                                                                                                          --------------
                    Total liabilities                                                                         48,082,571
                                                                                                          --------------

Net Assets:         Net assets                                                                            $1,713,797,976
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                 $    3,290,310
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      4,820,139
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        353,299
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      2,128,580
                    Paid-in capital in excess of par                                                       1,379,841,178
                    Undistributed investment income--net                                                       6,892,293
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net                                                               261,374,588
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         55,097,589
                                                                                                          --------------
                    Net assets                                                                            $1,713,797,976
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $567,273,512 and 32,903,104 shares
                             of beneficial interest outstanding                                           $        17.24
                                                                                                          ==============
                    Class B--Based on net assets of $730,360,993 and 48,201,387 shares
                             of beneficial interest outstanding                                           $        15.15
                                                                                                          ==============
                    Class C--Based on net assets of $52,741,665 and 3,532,989 shares
                             of beneficial interest outstanding                                           $        14.93
                                                                                                          ==============
                    Class D--Based on net assets of $363,421,806 and 21,285,803 shares
                             of beneficial interest outstanding                                           $        17.07
                                                                                                          ==============


                    See Notes to Financial Statements.



Merrill Lynch EuroFund
October 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended October 31, 1999
Investment          Dividends (net of $5,858,056 foreign withholding tax)                                 $   43,371,108
Income              Interest                                                                                   4,862,290
(Notes 1d & 1e):                                                                                          --------------
                    Total income                                                                              48,233,398
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                  $   13,468,035
                    Account maintenance and distribution fees--Class B (Note 2)             7,840,904
                    Transfer agent fees--Class B (Note 2)                                   1,207,178
                    Custodian fees                                                          1,047,758
                    Account maintenance fees--Class D (Note 2)                                868,772
                    Transfer agent fees--Class A (Note 2)                                     806,625
                    Account maintenance and distribution fees--Class C (Note 2)               536,854
                    Transfer agent fees--Class D (Note 2)                                     453,852
                    Accounting services (Note 2)                                              232,787
                    Professional fees                                                         161,752
                    Printing and shareholder reports                                          106,459
                    Transfer agent fees--Class C (Note 2)                                      88,554
                    Trustees' fees and expenses                                                45,462
                    Registration fees (Note 1f)                                                36,616
                    Pricing fees                                                               10,986
                                                                                       --------------
                    Total expenses                                                                            26,912,594
                                                                                                          --------------
                    Investment income--net                                                                    21,320,804
                                                                                                          --------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                    269,644,564
(Loss) on             Foreign currency transactions--net                                   (5,361,138)       264,283,426
Investments &                                                                          --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                     82,401,014
(Notes 1b, 1c,        Foreign currency transactions--net                                     (410,309)        81,990,705
1e & 3):                                                                               --------------     --------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                            346,274,131
                                                                                                          --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  367,594,935
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch EuroFund
October 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                    October 31,
Increase (Decrease) in Net Assets:                                                             1999             1998
Operations:         Investment income--net                                              $  21,320,804      $  30,626,507
                    Realized gain on investments and foreign currency
                    transactions--net                                                     264,283,426        331,672,476
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                 81,990,705       (214,475,220)
                                                                                       --------------     --------------
                    Net increase in net assets resulting from operations                  367,594,935        147,823,763
                                                                                       --------------     --------------

Dividends &         Investment income--net:
Distributions to      Class A                                                             (20,840,015)        (3,661,941)
Shareholders          Class B                                                             (22,268,040)                --
(Note 1h):            Class C                                                              (1,663,399)                --
                      Class D                                                             (10,640,376)          (687,312)
                    Realized gain on investments--net:
                      Class A                                                             (99,747,120)       (90,342,323)
                      Class B                                                            (147,583,398)      (135,005,638)
                      Class C                                                              (9,884,004)        (3,894,837)
                      Class D                                                             (54,000,884)       (25,058,924)
                                                                                       --------------     --------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                    (366,627,236)      (258,650,975)
                                                                                       --------------     --------------

Beneficial          Net increase (decrease) in net assets derived from beneficial
Interest            interest transactions                                                (133,919,709)       409,885,874
Transactions                                                                           --------------     --------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                              (132,952,010)       299,058,662
                    Beginning of year                                                   1,846,749,986      1,547,691,324
                                                                                       --------------     --------------
                    End of year*                                                       $1,713,797,976     $1,846,749,986
                                                                                       ==============     ==============

                   *Undistributed investment income--net (Note 1i)                     $    6,892,293     $   39,235,732
                                                                                       ==============     ==============

                    See Notes to Financial Statements.



Merrill Lynch EuroFund
October 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements                                 Class A++
                                                                            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                      1999         1998         1997          1996        1995
Per Share           Net asset value,
Operating           beginning of year                    $    17.52   $    18.47   $    16.67   $    15.07    $    15.96
Performance:                                             ----------   ----------   ----------   ----------    ----------
                    Investment income--net                      .28          .40          .26          .32           .19
                    Realized and unrealized gain
                    on investments and foreign
                    currency transactions--net                 3.11         1.73         4.31         2.32           .56
                                                         ----------   ----------   ----------   ----------    ----------
                    Total from investment operations           3.39         2.13         4.57         2.64           .75
                                                         ----------   ----------   ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                   (.63)        (.12)        (.44)          --            --
                      In excess of investment income--net        --           --         (.15)          --            --
                      Realized gain on investments--net       (3.04)       (2.96)       (2.18)       (1.04)        (1.64)
                                                         ----------   ----------   ----------   ----------    ----------
                    Total dividends and distributions         (3.67)       (3.08)       (2.77)       (1.04)        (1.64)
                                                         ----------   ----------   ----------   ----------    ----------
                    Net asset value, end of year         $    17.24   $    17.52   $    18.47   $    16.67    $    15.07
                                                         ==========   ==========   ==========   ==========    ==========

Total Investment    Based on net asset value per share       23.25%       13.73%       32.13%       18.86%         6.19%
Return:*                                                 ==========   ==========   ==========   ==========    ==========

Ratios to Average   Expenses                                   .97%        1.00%        1.03%        1.10%         1.12%
Net Assets:                                              ==========   ==========   ==========   ==========    ==========
                    Investment income--net                    1.70%        2.21%        1.53%        2.04%         1.32%
                                                         ==========   ==========   ==========   ==========    ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                       $  567,273   $  691,197   $  563,098   $  216,056    $  204,713
                                                         ==========   ==========   ==========   ==========    ==========
                    Portfolio turnover                       61.12%       78.75%       92.65%       92.34%        72.16%
                                                         ==========   ==========   ==========   ==========    ==========

                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch EuroFund
October 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements                                 Class B++
                                                                            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                      1999         1998         1997          1996        1995
Per Share           Net asset value,
Operating           beginning of year                    $    15.79   $    16.92   $    15.47   $    14.20    $    15.28
Performance:                                             ----------   ----------   ----------   ----------    ----------
                    Investment income--net                      .10          .17          .07          .14           .04
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                          2.76         1.60         3.99         2.17           .52
                                                         ----------   ----------   ----------   ----------    ----------
                    Total from investment operations           2.86         1.77         4.06         2.31           .56
                                                         ----------   ----------   ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                   (.46)          --         (.32)          --            --
                      In excess of investment income--net        --           --         (.11)          --            --
                      Realized gain on investments--net       (3.04)       (2.90)       (2.18)       (1.04)        (1.64)
                                                         ----------   ----------   ----------   ----------    ----------
                    Total dividends and distributions         (3.50)       (2.90)       (2.61)       (1.04)        (1.64)
                                                         ----------   ----------   ----------   ----------    ----------
                    Net asset value, end of year         $    15.15   $    15.79   $    16.92   $    15.47    $    14.20
                                                         ==========   ==========   ==========   ==========    ==========

Total Investment    Based on net asset value per share       21.96%       12.58%       30.84%       17.61%         5.12%
Return:*                                                 ==========   ==========   ==========   ==========    ==========

Ratios to Average   Expenses                                  2.00%        2.03%        2.06%        2.13%         2.15%
Net Assets:                                              ==========   ==========   ==========   ==========    ==========
                    Investment income--net                     .70%        1.07%         .45%        1.00%          .27%
                                                         ==========   ==========   ==========   ==========    ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                       $  730,361   $  787,595   $  811,859   $  738,535    $  795,469
                                                         ==========   ==========   ==========   ==========    ==========
                    Portfolio turnover                       61.12%       78.75%       92.65%       92.34%        72.16%
                                                         ==========   ==========   ==========   ==========    ==========

                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch EuroFund
October 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements                                 Class C++
                                                                            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                      1999         1998         1997          1996        1995
Per Share           Net asset value,
Operating           beginning of year                     $   15.66   $    16.82    $   15.45    $   14.19     $   15.28
Performance:                                             ----------   ----------   ----------   ----------    ----------
                    Investment income--net                      .10          .19          .07          .15           .01
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                          2.72         1.56         3.97         2.15           .54
                                                         ----------   ----------   ----------   ----------    ----------
                    Total from investment operations           2.82         1.75         4.04         2.30           .55
                                                         ----------   ----------   ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                   (.51)          --         (.36)          --            --
                      In excess of investment income--net        --           --         (.13)          --            --
                      Realized gain on investments--net       (3.04)       (2.91)       (2.18)       (1.04)        (1.64)
                                                         ----------   ----------   ----------   ----------    ----------
                    Total dividends and distributions         (3.55)       (2.91)       (2.67)       (1.04)        (1.64)
                                                         ----------   ----------   ----------   ----------    ----------
                    Net asset value, end of year         $    14.93   $    15.66   $    16.82   $    15.45    $    14.19
                                                         ==========   ==========   ==========   ==========    ==========

Total Investment    Based on net asset value per share       21.97%       12.56%       30.81%       17.55%         5.04%
Return:*                                                 ==========   ==========   ==========   ==========    ==========

Ratios to Average   Expenses                                  2.01%        2.04%        2.08%        2.15%         2.18%
Net Assets:                                              ==========   ==========   ==========   ==========    ==========
                    Investment income--net                     .67%        1.18%         .43%        1.04%          .11%
                                                         ==========   ==========   ==========   ==========    ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                       $   52,742   $   51,671    $  22,260   $   15,917     $   9,668
                                                         ==========   ==========   ==========   ==========    ==========
                    Portfolio turnover                       61.12%       78.75%       92.65%       92.34%        72.16%
                                                         ==========   ==========   ==========   ==========    ==========

                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.


Merrill Lynch EuroFund
October 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
The following per share data and ratios have been derived
from information provided in the financial statements                                 Class D++
                                                                            For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                      1999         1998         1997          1996        1995
Per Share           Net asset value,
Operating           beginning of year                    $    17.39   $    18.35   $    16.57    $   15.02    $    15.96
Performance:                                             ----------   ----------   ----------   ----------    ----------
                    Investment income--net                      .24          .36          .20          .28           .20
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                          3.08         1.72         4.31         2.31           .50
                                                         ----------   ----------   ----------   ----------    ----------
                    Total from investment operations           3.32         2.08         4.51         2.59           .70
                                                         ----------   ----------   ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                   (.60)        (.08)        (.41)          --            --
                      In excess of investment income--net        --           --         (.14)          --            --
                      Realized gain on investments--net       (3.04)       (2.96)       (2.18)       (1.04)        (1.64)
                                                         ----------   ----------   ----------   ----------    ----------
                    Total dividends and distributions         (3.64)       (3.04)       (2.73)       (1.04)        (1.64)
                                                         ----------   ----------   ----------   ----------    ----------
                    Net asset value, end of year         $    17.07   $    17.39   $    18.35   $    16.57    $    15.02
                                                         ==========   ==========   ==========   ==========    ==========

Total Investment    Based on net asset value per share       22.89%       13.49%       31.84%       18.57%         5.85%
Return:*                                                 ==========   ==========   ==========   ==========    ==========

Ratios to Average   Expenses                                  1.22%        1.25%        1.28%        1.34%         1.38%
Net Assets:                                              ==========   ==========   ==========   ==========    ==========
                    Investment income--net                    1.48%        2.01%        1.21%        1.83%         1.37%
                                                         ==========   ==========   ==========   ==========    ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                       $  363,422   $  316,287   $  150,474   $  114,020    $  104,493
                                                         ==========   ==========   ==========   ==========    ==========
                    Portfolio turnover                       61.12%       78.75%       92.65%       92.34%        72.16%
                                                         ==========   ==========   ==========   ==========    ==========

                   *Total investment returns exclude the effects of sales charges.
                  ++Based on average shares outstanding.

                    See Notes to Financial Statements.



Merrill Lynch EuroFund
October 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch EuroFund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.


Merrill Lynch EuroFund
October 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(i) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,747,587 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75% on an annual basis of the average daily value of the Fund's net assets. MLAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLAM, pursuant to which MLAM pays MLAM U.K. a fee computed at the rate of .15% of the average daily net assets of the Fund for providing investment advisory services to MLAM with respect to the Fund. For the year ended October 31, 1999, MLAM paid MLAM U.K. a fee of $1,356,022 pursuant to such agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                          Account       Distribution
                      Maintenance Fee        Fee

Class B                     .25%             .75%
Class C                     .25%             .75%
Class D                     .25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch EuroFund
October 31, 1999


For the year ended October 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                           MLFD      MLPF&S

Class A                  $ 2,153   $ 18,951
Class D                  $13,509   $396,982

For the year ended October 31, 1999, MLPF&S received contingent deferred sales charges of $1,037,370 and $55,801 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $126,744 and $15,020 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $272,650 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $969,513,560 and $1,643,685,378, respectively.

Net realized gains (losses) for the year ended October 31, 1999 and net unrealized gains (losses) as of October 31, 1999 were as follows:

                                     Realized        Unrealized
                                      Gains            Gains
                                     (Losses)         (Losses)

Long-term investments           $ 275,412,897     $  58,034,796
Financial futures contracts        (8,981,036)       (2,680,753)
Options written                     2,966,943                --
Options purchased                     245,760                --
Foreign currency transactions      (5,361,138)         (256,454)
                                -------------     -------------
Total                           $ 264,283,426     $  55,097,589
                                =============     =============

Transactions in call options written for the year ended October 31, 1999 were as follows:


                                                      Premiums
                                    Par Value         Received

Outstanding call options
written at beginning of year     $   1,763,068    $   3,615,851
Options written                        103,233          841,797
Options expired                     (1,866,301)      (4,457,648)
                                 -------------    -------------
Outstanding call options
written at end of year           $          --    $          --
                                 =============    =============

As of October 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $37,995,446, of which $159,955,345 related to appreciated securities and $121,959,899 related to depreciated securities. At October 31, 1999, the aggregate cost of investments, net of options written, for Federal income tax purposes was $1,399,051,384.


4. Shares of Beneficial Interest:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(133,919,709) and $409,885,874 for the years ended October 31, 1999 and October 31, 1998, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                            Dollar
Ended October 31, 1999                Shares           Amount

Shares sold                        12,500,587     $ 203,500,820
Shares issued to shareholders
in reinvestment of dividends
and distributions                   6,134,572        89,258,042
                                -------------     -------------
Total issued                       18,635,159       292,758,862
Shares redeemed                   (25,172,731)     (425,974,797)
                                -------------     -------------
Net decrease                       (6,537,572)    $(133,215,935)
                                =============     =============


Class A Shares for the Year                            Dollar
Ended October 31, 1998                Shares           Amount

Shares sold                        31,832,178     $ 572,990,851
Shares issued to shareholders in
reinvestment of dividends and
distributions                       5,764,313        89,116,286
                                -------------     -------------
Total issued                       37,596,491       662,107,137
Shares redeemed                   (28,637,448)     (491,035,443)
                                -------------     -------------
Net increase                        8,959,043     $ 171,071,694
                                =============     =============


Merrill Lynch EuroFund
October 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                            Dollar
Ended October 31, 1999                Shares           Amount

Shares sold                         8,946,659     $ 130,492,047
Shares issued to shareholders in
reinvestment of dividends and
distributions                      11,666,062       150,492,545
                                -------------     -------------
Total issued                       20,612,721       280,984,592
Shares redeemed                   (18,891,195)     (276,122,622)
Automatic conversion of
shares                             (3,400,262)      (50,197,908)
                                -------------     -------------
Net decrease                       (1,678,736)    $ (45,335,938)
                                =============     =============


Class B Shares for the Year                            Dollar
Ended October 31, 1998                Shares           Amount

Shares sold                        20,637,674     $ 346,740,573
Shares issued to shareholders in
reinvestment of distributions       8,377,046       117,781,272
                                -------------     -------------
Total issued                       29,014,720       464,521,845
Shares redeemed                   (17,716,020)     (282,471,179)
Automatic conversion of
shares                             (9,405,997)     (150,820,513)
                                -------------     -------------
Net increase                        1,892,703     $  31,230,153
                                =============     =============


Class C Shares for the Year                            Dollar
Ended October 31, 1999                Shares           Amount

Shares sold                         2,589,720     $  37,332,059
Shares issued to shareholders
in reinvestment of dividends and
distributions                         823,710        10,469,359
                                -------------     -------------
Total issued                        3,413,430        47,801,418
Shares redeemed                    (3,180,422)      (45,800,142)
                                -------------     -------------
Net increase                          233,008     $   2,001,276
                                =============     =============


Class C Shares for the Year                            Dollar
Ended October 31, 1998                Shares           Amount

Shares sold                         6,966,258     $ 114,030,342
Shares issued to shareholders
in reinvestment of distributions      247,386         3,448,559
                                -------------     -------------
Total issued                        7,213,644       117,478,901
Shares redeemed                    (5,237,487)      (84,231,413)
                                -------------     -------------
Net increase                        1,976,157     $  33,247,488
                                =============     =============


Class D Shares for the Year                            Dollar
Ended October 31, 1999                Shares           Amount

Shares sold                         3,533,874     $  57,534,783
Automatic conversion of
shares                              3,034,965        50,197,908
Shares issued to shareholders
in reinvestment of dividends
and distributions                   3,801,451        54,893,228
                                -------------     -------------
Total issued                       10,370,290       162,625,919
Shares redeemed                    (7,273,858)     (119,995,031)
                                -------------     -------------
Net increase                        3,096,432     $  42,630,888
                                =============     =============


Class D Shares for the Year                            Dollar
Ended October 31, 1998                Shares           Amount

Shares sold                         9,981,419     $ 164,257,372
Automatic conversion of
shares                              7,844,570       150,820,513
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,382,415        21,261,544
                                -------------     -------------
Total issued                       19,208,404       336,339,429
Shares redeemed                    (9,217,837)     (162,002,890)
                                -------------     -------------
Net increase                        9,990,567     $ 174,336,539
                                =============     =============

5. Commitments:
At October 31, 1999, the Fund had outstanding foreign exchange contracts under which it had agreed to purchase and sell foreign currency aggregating approximately $15,735,000 and $14,507,000, respectively.



Merrill Lynch EuroFund
October 31, 1999


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch EuroFund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch EuroFund as of October 31, 1999, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch EuroFund as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
December 14, 1999
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)
The following information summarizes all per share distributions paid by Merrill Lynch EuroFund during its taxable year ended October
31, 1999:

                                       Foreign   Non-Qualifying   Total    Foreign Taxes  Long-Term
            Record        Payable       Source      Domestic     Ordinary      Paid or     Capital
             Date          Date         Income       Income       Income      Withheld      Gains*
Class A     12/14/98     12/22/98     $.498974     $1.071536     $1.570510    $.046601     $2.10316

Class B     12/14/98     12/22/98     $.442934     $ .951193     $1.394127    $.046601     $2.10316

Class C     12/14/98     12/22/98     $.459741     $ .987284     $1.447025    $.046601     $2.10316

Class D     12/14/98     12/22/98     $.487497     $1.046889     $1.534386    $.046601     $2.10316

*The entire distribution is subject to the 20% tax rate.

All of the foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.